Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-6NY of TFLIC
File No. 811-08677, CIK 0001044601
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6NY of TFLIC, a unit investment trust registered under the Act, mailed to its contract owners the semi annual report for the following underlying management investment companies: Transamerica Series Trust; AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Alger American Fund; AllianceBernstein Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund; Janus Aspen Series; MFS® Variable Insurance Trust; The Universal Institutional Funds, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Transamerica Series Trust (CIK: 778207) filed 9/6/12.
•	The Alger American Fund (CIK: 832566) filed 8/17/12.
•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316) filed 8/23/12.
•	Dreyfus Variable Investment Fund (CIK: 813383) filed 8/12/12.
•	Janus Aspen Series (CIK: 906185) filed 8/29/12.
•	MFS® Variable Insurance Trust (CIK: 0000918571) filed 8/22/12.
•	The Universal Institutional Funds, Inc. (CIK: 1011378) 9/10/12.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Financial Life Insurance Company